Collateral Positions	1 Months Ended
Jun. 30, 2012
Collateral Positions
Collateral Positions

Note 6 – Collateral Positions

The following tables summarize the Company’s collateral positions, with respect to its borrowings under repurchase agreements, derivatives and clearing margin account at June 30, 2012:

	Assets Pledged- Fair Value	Amortized Cost	Accrued Interest	Fair Value of Assets Pledged and Accrued Interest
Assets pledged for borrowings under repurchase agreements:
Agency RMBS	$1,819,089	$1,815,774	$5,397	$1,824,486
Cash collateral for derivatives (1):	8,000	-	-	8,000
Total	$1,827,089	$1,815,774	$5,397	$1,832,486

(1)  Cash posted as collateral is included in Due from counterparties on the Company’s balance sheet.

A reduction in the value of pledged assets typically results in the repurchase agreement counterparty initiating a daily margin call.  At June 30, 2012, Agency RMBS held by counterparties as security for repurchase agreements totaled approximately $1.8 billion. Cash collateral held by counterparties at June 30, 2012 was $8.0 million. In addition, the Company’s counterparties have posted cash of $4.3 million as collateral under the Company’s interest rate swaps and repurchase agreements, which is included in Due to counterparties in the balance sheet.